                                                                    Exhibit 4.1

                  NUMBER                                              SHARES
ODS                                      ODS
                                   N E T W O R K S
            COMMON STOCK                                           COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN                              CUSIP 67082N 10 9
DALLAS, TEXAS, OR NEW YORK, NEW YORK                   SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       AND RESTRICTIONS ON TRANSFER

   THIS CERTIFIES That
                                      [SPECIMEN]
   is the OWNER of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF
                                  ODS NETWORKS, INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

   IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                                  DATED:

                                                  COUNTERSIGNED AND REGISTERED:
         /s/ G. WARD PAXTON             CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
PRESIDENT AND CHIEF EXECUTIVE OFFICER                             TRANSFER AGENT
                                                                   AND REGISTRAR
        /s/ MICHAEL L. PAXTON           BY
                SECRETARY     Corporate Seal:
                             |-------------------|
                             |ODS NETWORKS, INC. |
                             |ODS                |
                             |DELAWARE           |          AUTHORIZED SIGNATURE
                             |-------------------|

                                  ODS NETWORKS, INC.

   The Certificate of Incorporation of the Corporation on file in the Office of the Secretary of State of Delaware sets forth a statement of (i) all of the designations, preferences, limitations and relative rights of the shares of each class of capital stock authorized to be issued, (ii) the authority of the Board of Directors to fix and determine the relative rights and preferences of the shares of preferred stock which the Corporation is authorized to issue in series and, if and to the extent fixed and determined, the relative rights and preferences of any such series, (iii) the denial to stockholders of preemptive rights to acquire unissued or treasury shares or other securities of the Corporation and (iv) the denial to stockholders of the right to cumulate votes in any election of directors of the Corporation. The Corporation will furnish a copy of such statements to the record holder of this Certificate without charge on written request to the Corporation at its principal place of business or to the Transfer Agent and Registrar.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties  UNIF GIFT MIN -- ______Custodian_______
JT TEN  -- as joint tenants with right of                 (Cust)         (Minor)
           survivorship and not as tenants         under Uniform Gifts to Minors
           in common                           Act _____________________________
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received, ____________________________________________ hereby sell(s), assigns(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFICATION NUMBER OF ASSIGNEE
|----------------------------------------|
|                                        |
|----------------------------------------|--------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated  ------------------------------------

                                            X-----------------------------------
                                                         (SIGNATURE)
                 NOTICE:

              THE SIGNATURE(S) TO THIS
              ASSIGNMENT MUST CORRE-
              SPOND WITH THE NAME(S)
              AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE
              IN EVERY PARTICULAR,
              WITHOUT ALTERATION OR
              ENLARGEMENT OR ANY
              CHANGE WHATEVER.              X-----------------------------------
                                                         (SIGNATURE)
                                        |--------------------------------------|
                                        |THE SIGNATURES SHOULD BE GUARANTEED   |
                                        |BY AN ELIGIBLE GUARANTOR INSTITUTION  |
                                        |(BANKS, STOCKBROKERS, SAVINGS AND LOAN|
                                        |ASSOCIATION AND CREDIT UNIONS WITH    |
                                        |MEMBERSHIP IN AN APPROVED SIGNATURE   |
                                        |GUARANTEE MEDALLION PROGRAM), PURSUANT|
                                        |TO SEC. RULE 17Ad-15.                 |
                                        |                                      |
                                        |--------------------------------------|
                                        |SIGNATURE(S) GUARANTEED BY:           |
                                        |                                      |
                                        |                                      |
                                         --------------------------------------

                                       -10-